UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 8, 2010 (October 5, 2010)

NUTRASTAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52899	80-0264950
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

7/F Jinhua Mansion
41 Hanguang Street
Nangang District, Harbin 150080
People’s Republic of China
(Address of principal executive offices)

(86) 451-82287746
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation and Election of Directors

On October 5, 2010, Mr. John Jing Zhang, Mr. Xi Zhu and Ms. Nana Jiang resigned from the Board of Directors (the "Board") of Nutrastar International Inc. (the "Company"). Each of the above persons’ resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. At the same time, the Board of the Company elected Mr. Henry Ngan, Ms. Virginia P’an and Mr. Jianbing Zhong as directors of the Company. The Board determined that each newly elected director is an "independent director" as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules. Each newly elected director was also appointed to the newly established Audit Committee, Compensation Committee and Governance and Nominating Committee of the Board, as more fully described below.

On the same day, the Company entered into separate independent director contracts (the "Director Contracts") and indemnification agreements (the "Indemnification Agreements") with each newly elected director (the "Independent Directors"). Pursuant to the Director Contracts, the Company granted, under the Company’s 2009 Equity Incentive Plan, to Mr. Ngan 40,000 restricted shares of the Company’s common stock, Ms. P’an 30,000 restricted shares and Mr. Zhong 20,000 restricted shares (together, the "Restricted Shares"), as compensation for the services to be provided by them as Independent Directors. Under the terms of the Indemnification Agreements, the Company agreed to indemnify the Independent Directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the Independent Directors in connection with any proceeding if the Independent Directors acted in good faith and in the best interests of the Company.

On October 5, 2010, the Company also entered into separate restricted shares grant agreements with each of the Independent Directors to evidence the grant of the Restricted Shares (the "Restricted Shares Grant Agreements"). In addition, the Restricted Shares will vest in equal installments on a semi-annual basis over a two-year period. If the Independent Director’s service with the Company ceases for any reason other than the Independent Director’s (a) death, (b) disability, (c) retirement, or (d) termination by the Company without cause, any unvested Restricted Shares will be automatically forfeited to the Company.

The foregoing summary of the material terms and provisions of the Director Contracts, the Indemnification Agreements and the Restricted Shares Grant Agreements does not purport to be complete and is qualified in its entirety by reference to the agreements filed as Exhibits 10.1 through 10.9 to this report, which are incorporated by reference herein.

Mr. Henry Ngan, age 37, has served as the Chief Financial Officer of Hong Kong Highpower Technology, Inc. (NASDAQ HPJ) since February 2009. Prior to joining the company, Mr. Ngan had served as Vice President and Senior Equity Analyst at Brean Murray, Carret & Co. in New York City from July 2008, an Equity Research Analyst at Buckingham Research Group in New York from June 2004 to January 2008 and at Robotti & Company from October 2002 until June 2004. During his tenure, Mr. Ngan accumulated a significant amount of experience in accounting, auditing, consulting and valuation analysis. Mr. Ngan received a Bachelor’s degree in Accounting from the University at Albany, State University of New York, and an MBA in finance, and information and communication systems from Fordham University. Mr. Ngan is also a Certified Public Accountant licensed in the state of New York.

Ms. Virginia P’an, age 65, is currently the CEO of the TransCapital Group LLC and Yumi EcoSolutions, Inc. She is a seasoned global executive, successful entrepreneur and financier and a recognized international business expert. Innovator and authority on China and the Pacific Rim, Ms. P’an advises senior executives and board of directors on strategic investments, business strategy, operations and funding. Prior to founding the current companies, and their predecessor companies, she was the first female Vice President at American Express Bank from 1978 to 1984 and was the architect of the national debit card banking system for Taiwan from 1980 to 1982. Before her current positions, Ms. P’an also served as Managing Partner for KCSA Worldwide and Managing Director of Adam Friedman Associates from 1994 to 2006, two prominent financial communications and investor relations firms based in New York City. She is currently an active member of the Board of AIESEC US and the Advisory Board of the Babson Graduate School of Business which is internationally ranked #1 for entrepreneurship. Ms. P’an is the recipient of the prestigious "Leading Women Entrepreneur of the World", "Business Innovator" and "International Women of Influence" Awards and is fluent in Mandarin and other Chinese dialects.

Mr. Jianbing Zhong, age 25, has been with Leichi Investment Limited Company ("Leichi") since July 2007 and is principally responsible for managing the company’s legal affairs including the performance of business due diligence and market research, joint project arrangement, private equity financing, corporate strategy planning and business consulting. Over the years, he has participated in many joint projects covering various industries from environmental protection, new materials, new energy and modern agriculture provided to consumer and wholesales franchises. Prior to working with Leichi, Mr. Zhong was at the Fujian Yinsen Group from 2005 to 2007 and was responsible for undertaking the company's legal affairs. Mr. Zhong graduated from The South-Central University for Nationalities with a bachelor's degree in law.

There are no arrangements or understandings between any of the Independent Directors and any other persons pursuant to which they were selected as directors and there are no transactions between the Company and any Independent Director that would require disclosure under Item 404(a) of Regulation SK.

Indemnification Agreement with the CFO

On October 5, 2010, the Company also entered into an indemnification agreement with the Company’s chief financial officer, Robert Tick, pursuant to which, the Company agreed to indemnify Mr. Tick against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by Mr. Tick in connection with any proceeding if Mr. Tick acted in good faith and in the best interests of the Company. The foregoing summary of the material terms and provisions of the indemnification agreement between the Company and Mr. Tick does not purport to be complete and is qualified in its entirety by reference to the agreement filed as Exhibit 10.10 to this report, which is incorporated by reference herein.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 5, 2010, the Board of the Company adopted Amended and Restated Bylaws, which substantially revised the Company’s existing Bylaws. The following is a summary of certain provisions of the Amended and Restated Bylaws and is qualified by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this report.

Generally, the Amended and Restated Bylaws update the Company’s former Bylaws. The modifications to the former Bylaws of the Company include:

(a) special meetings of stockholders will now be called by the Chief Executive Officer, President, or the Board, or called by the President or Secretary of the Company at the request in writing of the holders of not less than thirty percent of all the shares issued, outstanding and entitled to vote, as opposed to the Company’s former Bylaws which provided that the President or the Secretary may call special meetings at the request in writing of fifty percent of such holders;

(b) at all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, by the Articles of Incorporation or by these Amended and Restated Bylaws, as opposed to the Company’s former Bylaws which provided that the holders of a 10% of the stock issued and outstanding and entitled to vote thereat, will constitute a quorum at all meetings of the stockholders for the transaction of business;

(c) when a quorum is present at any meeting of the Company’s stockholders, the vote of the holders of a majority of the shares having voting power present in person or represented by proxy at such meeting will decide any questions brought before such meeting, as opposed to the Company’s former Bylaws which provided that the vote of the holders of a 10% of the stock having voting power present in person or represented by proxy will be sufficient to decide any question brought before such meeting;

(d) the number of directors of the Company is now fixed as the Board may from time to time designate, while the Company’s previous Bylaws provide that the number of directors be not less than one nor more than fifteen by action of the Board;

(e) the Bylaws may only be altered, amended or repealed at any meeting of the Board at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting, instead of (i) by a majority vote of the stockholders at any annual meeting or at any special meeting called for that purpose or (ii) by the Board (excluding provisions specified by the stockholders that may not be amended by the Board);

(f) a new provision providing that any committee member may be removed by the Board by the affirmative vote of a majority of the whole Board, whenever in its judgment the best interests of the Company will be served thereby;

(g) a new provision providing that the Company’s Board may authorize the issuance of uncertificated shares of some or all of the shares of any or all of the Company’s classes or series;

(h) a new provision providing that in all offerings of securities pursuant to Regulation S of the Securities Act of 1933, as amended (the "Act"), the Company will require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption thereunder;

(i) a new provision providing that no loans will be contracted on behalf of the Company and no evidence of indebtedness will be issued in its name unless authorized by a resolution of the Board, which authority may be general or confined to specific instances; and

(j) a new provision providing that no contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the fact as to his relationship or interest and as to the contract or transaction is known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the fact as to his relationship or interest and as to the contract or transaction is known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved, or ratified by the Board, a committee thereof, or the stockholders.

ITEM 5.05	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

On October 5, 2010, the newly formed Audit Committee of the Board of the Company approved an Amended and Restated Code of Ethics (the "Amended Code of Ethics") that applies to all of the directors, officers and employees of the Company and its subsidiaries, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Amended Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code.

The Amended Code of Ethics supersedes the Company’s previously adopted code of ethics. The adoption of the Amended Code of Ethics did not result in any waiver, explicit or implicit, of any provision of the Company’s previous code of ethics. The Amended Code of Ethics expanded guidance regarding conflict of interest, rules to promote full, fair, accurate, timely and understandable disclosure, competition and fair dealing, Foreign Corrupt Practices Act, reporting and compliance procedure and waiver of the Amended Code of Ethics. The foregoing description of the Amended Code of Ethics is a summary and is not complete. A copy of the Amended Code of Ethics is filed as Exhibit 14.1 to this report and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

On October 5, 2010, the Board of the Company established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee and appointed each of the Company’s Independent Directors, Mr. Henry Ngan, Ms. Virginia P’an and Mr. Jianbing Zhong, to serve as members of each committee. Mr. Ngan was appointed as the Chair of the Audit Committee, Ms. P’an was appointed as the Chair of the Compensation Committee and Mr. Zhong was appointed as the Chair of the Governance and Nominating Committee. The Board also determined that Mr. Ngan possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 5605(c)(2)(A) of the NASDAQ Listing Rules and that he is an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. Copies of the Audit Committee Charter, the Compensation Committee Charter, and the Governance and Nominating Committee Charter are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this report and are incorporated herein by reference.

A copy of a press release issued by the Company on October 6, 2010, announcing the matters disclosed in the report, is filed as Exhibit 99.4 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws, dated October 5, 2010
10.1	Independent Director Contract, dated October 5, 2010, by and between the Company and Henry Ngan
10.2	Independent Director Contract, dated October 5, 2010, by and between the Company and Virginia P’an
10.3	Independent Director Contract, dated October 5, 2010, by and between the Company and Jianbing Zhong
10.4	Indemnification Agreement, dated October 5, 2010, by and between the Company and Henry Ngan
10.5	Indemnification Agreement, dated October 5, 2010, by and between the Company and Virginia P’an
10.6	Indemnification Agreement, dated October 5, 2010, by and between the Company and Jianbing Zhong
10.7	Restricted Shares Grant Agreements, dated October 5, 2010, by and between the Company and Henry Ngan
10.8	Restricted Shares Grant Agreements, dated October 5, 2010, by and between the Company and Virginia P’an
10.9	Restricted Shares Grant Agreements, dated October 5, 2010, by and between the Company and Jianbing Zhong
10.10	Indemnification Agreement, dated October 5, 2010, by and between the Company and Robert Tick
14.1	Amended and Restated Code of Ethics, adopted October 5, 2010
99.1	Audit Committee Charter, adopted October 5, 2010
99.2	Compensation Committee Charter, adopted October 5, 2010
99.3	Governance and Nominating Committee Charter, adopted October 5, 2010
99.4	Press Release, dated October 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nutrastar International Inc.

Date: October 8, 2010

/s/ Lianyun Han
Name: Lianyun Han
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws, dated October 5, 2010
10.1	Independent Director Contract, dated October 5, 2010, by and between the Company and Henry Ngan
10.2	Independent Director Contract, dated October 5, 2010, by and between the Company and Virginia P’an
10.3	Independent Director Contract, dated October 5, 2010, by and between the Company and Jianbing Zhong
10.4	Indemnification Agreement, dated October 5, 2010, by and between the Company and Henry Ngan
10.5	Indemnification Agreement, dated October 5, 2010, by and between the Company and Virginia P’an
10.6	Indemnification Agreement, dated October 5, 2010, by and between the Company and Jianbing Zhong
10.7	Restricted Shares Grant Agreements, dated October 5, 2010, by and between the Company and Henry Ngan
10.8	Restricted Shares Grant Agreements, dated October 5, 2010, by and between the Company and Virginia P’an
10.9	Restricted Shares Grant Agreements, dated October 5, 2010, by and between the Company and Jianbing Zhong
10.10	Indemnification Agreement, dated October 5, 2010, by and between the Company and Robert Tick
14.1	Amended and Restated Code of Ethics, adopted October 5, 2010
99.1	Audit Committee Charter, adopted October 5, 2010
99.2	Compensation Committee Charter, adopted October 5, 2010
99.3	Governance and Nominating Committee Charter, adopted October 5, 2010
99.4	Press Release, dated October 6, 2010